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                                                                  EX-99.906CERT

CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT

I, Lloyd A. Wennlund, President/Chief Executive Officer of Northern Funds (the "Registrant"), certify that:

     1. The Registrant's periodic report on Form N-CSR for the period ended March 31, 2007 (the "Report") fully complies with the requirements of
          Section 15(d) of the Securities Exchange Act of 1934, as amended; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date: June 6, 2007                     /s/ Lloyd A. Wennlund
                                       ------------------------------------
                                       Lloyd A. Wennlund, President
                                       (Chief Executive Officer)


This certification is being furnished to the Securities and Exchange Commission pursuant to Rule 30a-2(b) under the Investment Company Act of 1940, as amended, and 18 U.S.C. Section 1350 and is not being filed as part of the report with the Commission.

                                                                  EX- 99.906CERT

CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT

I, Gregory A. Chidsey, Chief Financial and Accounting Officer of Northern Funds (the "Registrant"), certify that:

     1. The Registrant's periodic report on Form N-CSR for the period ended March 31, 2007 (the "Report") fully complies with the requirements of
          Section 15(d) of the Securities Exchange Act of 1934, as amended; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date: June 6, 2007                     /s/ Gregory A. Chidsey
                                       -----------------------------------------
                                       Gregory A. Chidsey
                                       (Chief Financial and Accounting Officer)


This certification is being furnished to the Securities and Exchange Commission pursuant to Rule 30a-2(b) under the Investment Company Act of 1940, as amended, and 18 U.S.C. Section 1350 and is not being filed as part of the report with the Commission.